Supplement dated March 14, 2011
to the Statement of Additional Information
for Principal Funds, Inc.
dated March 1, 2011

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

Replace the first paragraph in the Nominating and Governance Committee section on page 33 with the following:

Nominating and Governance Committee
The Committee's primary purpose is to oversee the structure and efficiency of the Boards of
Directors and the committees the Boards establish. The Committee responsibilities include evaluating board membership and functions, committee membership and functions, insurance coverage, and legal matters.

Information regarding the Sub-Advisory Fee Schedule at the bottom of page 99 should read as follows:

Prior to April 1, 2011, the sub-advisory fee schedule for the portion of the MidCap Value Fund III sub-advised by BHMS will read as follows:

Net Asset Value of Fund
	First	Next	Next	Next	Over
Fund	$10 million	$15 million	$25 million	$50 million	$100 million
MidCap Value III (BHMS)	0.80%	0.60%	0.50%	0.40%	0.35%

Effective April 1, 2011, the fee schedule for the portion of the MidCap Value Fund III sub-advised by BHMS will read as follows:

Net Asset Value of Fund
	First	Next	Next	Next	Over
Fund	$10 million	$15 million	$25 million	$50 million	$100 million
MidCap Value III (BHMS)	0.80%	0.60%	0.50%	0.40%	0.35%

Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

Replace the Sub-Advisory Fee schedule at the top of page 100 with the following:
		Net Asset Value of Fund
	First	Next	Over
Fund	$25 million	$75 million	$100 million
SmallCap Growth I (AllianceBernstein)	0.65%	0.60%	0.55%

Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.